UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4915

DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

10 S. Wacker Drive, Suite 1900, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder	Adam D. Kanter, Esq.
DNP Select Income Fund Inc.	Mayer Brown LLP
10 S. Wacker Drive, Suite 1900	1999 K. Street, NW
Chicago, Illinois 60606	Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 368-5510

Date of fiscal year end: October 31

Date of reporting period: October 31, 2024

ITEM 1.	REPORTS TO STOCKHOLDERS

(a)The Annual Report to Stockholders follows.

(b) Not applicable

DNP Select Income Fund Inc.

Annual Report

October 31, 2024

Fund Distributions and Managed Distribution Plan: DNP Select Income Fund Inc. (“DNP” or the “Fund”) has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors (the “Board”) adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the steady distribution level that has been approved by the Board. If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

Whenever a monthly distribution includes a capital gain or return of capital component, the Fund provides you with a written statement indicating the sources of the distribution and the amount derived from each source.

The amounts and sources of distributions reported monthly in statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment results during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Board reviews the operation of the Managed Distribution Plan on a quarterly basis, with the most recent review having been conducted in December 2024, and the Adviser uses data provided by an independent consultant to review for the Board the Managed Distribution Plan annually. The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Managed Distribution Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Managed Distribution Plan could have the effect of creating a trading discount if the Fund’s stock is trading at or above net asset value, widening an existing trading discount, or decreasing an existing premium.

The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website, www.dpimc.com/dnp, and discussed in the section of management’s letter captioned “About Your Fund.” The tax characterization of the Fund’s distributions for the last ten years can also be found on the website under the “Tax Information” tab.

December 13, 2024

Dear Fellow Shareholders:

Performance Review: Consistent with its primary objective of current income and long-term growth of income, and its Managed Distribution Plan, the Fund declared twelve monthly distributions of 6.5 cents per share of common stock during the 2024 fiscal year. The 6.5 cents per share monthly rate, without compounding, would be 78 cents annualized, which is equal to 8.2% of the October 31, 2024, closing price of $9.54 per share. Please refer to the inside front cover of this report and the portion of this letter captioned “About Your Fund” for important information about the Fund and its Managed Distribution Plan.

The Fund had a market value total return (income plus change in market price) of 16.0% for the fiscal year ended October 31, 2024, compared to the 34.4% total return of the Composite Index. The Composite Index is composed of the S&P 500® Utilities Index and the Bloomberg U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. On a net asset value (NAV) basis, the Fund’s total return (income plus change in the NAV of the portfolio) was 32.6% over the same period. On a longer-term basis, as of October 31, 2024, the Fund had a five-year annualized total return of 2.1% on a market value basis, compared to the 6.8% return of the Composite Index. On a NAV basis, the Fund’s total return was 5.6% for the same period.

Historically, the Fund’s NAV performance has generally been competitive with the Composite Index and peers. This fiscal year, DNP underperformed primarily due to the composition of the Fund relative to the Composite Index. The Fund’s investments in the midstream energy and communications sectors are not represented in the Composite Index, which can lead to differences in performance comparisons, both to the upside and downside. Performance of the communications services sector lagged the other sectors and accounted for some of the Fund’s underperformance.

The Fund’s utility holdings also trailed the S&P 500® Utilities Index, a component of the Composite Index. The strong performance of independent power producers (IPPs), which are in the index but not owned in the Fund, was the primary reason for the underperformance. The IPPs have tended to be quite volatile over time given the unregulated nature of their business models. We believe the regulated utility companies are more appropriate to meet the Fund’s objectives. The Fund also owns international utilities which are not in the index and can have an influence, both positively and negatively, on relative performance. We continue to actively analyze these international holdings and believe they have the potential to add long-term value to the Fund.

Sector Performance Review: Analyzing the performance of the equity sectors, all three posted positive total returns in the 2024 fiscal year ended October 31, 2024. Utilities posted a robust year after lagging the broader equity market in the last couple of years. The excitement around artificial intelligence (AI) broadened from the “Magnificent Seven” to include electric utilities and midstream energy. As we discussed in the semi-annual report for the period ended April 30, 2024, data centers focused on AI have a substantial appetite for electricity, driving demand for power. This has resulted in some utility companies increasing their outlook for load growth and earnings, with more expected to come as additional agreements with the data centers are announced.

Midstream energy recorded an outstanding year, as the sector continues to be fiscally disciplined, generating attractive levels of cash flow and dividends. Midstream energy is also participating in the AI-themed market dynamic. Power needed to support AI data centers require 24/7 reliability. Natural gas generation provides back-up for intermittent, renewable energy generation, and the gas pipelines are the key suppliers. Significant new demand for liquefied natural gas (LNG) and increased power generation needs to support AI are becoming more evident as long-term growth drivers.

Finally, communications also produced a positive total return but trailed the other two sectors. The wireless tower companies have been adversely affected by the higher level of interest rates. The maturing wireless business also had an impact as tower leasing growth slowed from historical levels. As interest rate headwinds dissipate, we believe the attractive risk-reward profile for tower stocks supported by a solid business model and strong long-term fundamentals will become more apparent. With respect to the integrated telecommunications carriers, competition in the U.S. wireless market has been rational, which was beneficial to our holdings.

Election Implications for The Fund: With the upcoming changes in the White House and Congress, there could also be some implications for the sectors in which the Fund invests. For utilities, a major concern is whether there could be a repeal of the Inflation Reduction Act of 2022 (IRA). However, the commonly held view is that a full repeal is very unlikely since the IRA benefits accrued more to Republican-leaning states than Democratic ones. In fact, 18 House Republicans wrote to the Speaker of the House on why renewable energy tax credits need to stay in place. While tax incentives may broadly remain, there could be some surgical cuts to the IRA, such as electric vehicle and offshore wind credits, which would have limited effect on the Fund’s utility holdings.

An area where we could see a positive impact on the utility and midstream energy sectors would be at the Environmental Protection Agency (EPA). Current rules require existing coal and natural gas plants to reduce carbon emissions by 90% by 2032. It is highly likely these guidelines will be eliminated. While coal plants will continue to be phased out due to their higher cost structure, new baseload natural gas generation plants will have support to be built. Utilities and midstream energy would both benefit given the massive demand for power from AI data centers. Finally, with respect to the communications sector, we do not see any significant changes in regulation as it is lightly regulated currently.

Board of Directors Meetings: At the regular September and December 2024 meetings of the Board of Directors, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date	Cents Per Share	Record Date	Payable Date
6.5	October 31	November 12	6.5	January 31	February 10
6.5	November 29	December 10	6.5	February 28	March 10
6.5	December 31	January 10	6.5	March 31	April 10

Managed Distribution Plan: The Fund seeks to provide investors with a stable monthly dividend that is primarily derived from current fiscal year earnings and profits. In February 2007, the Board of Directors reaffirmed the 6.5 cents per share monthly distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan (MDP). In 2008, the SEC granted the Fund exemptive relief that permits the Fund, subject to certain conditions, to make periodic distributions of long-term capital gains as frequently as twelve times a year in order to fulfill the terms of the MDP. The MDP is described on the inside front cover of this report and in a Question-and-Answer format on the Fund’s website, www.dpimc.com/dnp. During the most recent fiscal period, the Fund’s MDP did not have a material impact on the Fund’s investment strategy. Refer to the financial highlights and income tax information section in this report for further information about the Fund’s distributions and their effect on net asset value.

The Impact of Leverage on the Fund: The use of leverage enables the Fund to borrow at short-term rates and invest in potentially higher yielding securities over the long term. As of October 31, 2024, the Fund had $1.105 billion of total leverage outstanding which consisted of: 1) $132 million of fixed rate preferred stock, 2) $200 million of fixed rate senior notes and 3) $773 million of floating rate secured debt outstanding under a committed loan facility. On that date, the total amount of leverage represented approximately 26% of the Fund’s total assets.

The amount and type of leverage used is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. If the Fund were to conclude that the use of leverage was likely to cease being beneficial, it could modify the amount and type of leverage it uses or eliminate the use of leverage entirely.

The Impact of Interest Rates on the Fund: Along with the influence on the income provided from leverage, the level of interest rates can be a primary driver of bond returns, including the return on the Fund’s fixed income investments. For example, an extended environment of historically low interest rates adds an element of reinvestment risk, since the proceeds of maturing bonds may be reinvested in lower yielding securities. Alternatively, a sudden or unexpected rise in interest rates would likely reduce the total return of fixed income investments, since higher interest rates could be expected to depress the valuations of fixed rate bonds held in a portfolio.

Maturity and duration are measures of the sensitivity of a fund’s fixed income investments to changes in interest rates. More specifically, duration refers to the percentage change in a bond’s price for a given change in rates (typically +/- 100 basis points). In general, the greater the average maturity and duration of a portfolio, the greater is the potential percentage price volatility for a given change in interest rates. As of October 31, 2024, the Fund’s fixed income investments had an average maturity of 4.8 years and duration of 3.8 years, while the Bloomberg U.S. Utility Bond Index had an average maturity of 13.5 years and duration of 8.4 years.

In addition to the Fund’s fixed income investments, the income-oriented equity investments held in the Fund can be adversely affected by a rise in interest rates. However, if improved economic growth accompanies the rising rates, the impact on income-oriented equity investments may be mitigated.

As a practical matter, it is not possible for the Fund’s portfolio of investments to be completely insulated from unexpected moves in interest rates. Management believes that over the long term, the conservative distribution of fixed income investments along the yield curve and the growth potential of income-oriented equity holdings positions the Fund to take advantage of future opportunities while limiting volatility to some degree. However, a sustained and meaningful rise in interest rates from current levels would have the potential to significantly reduce the total return of leveraged funds holding income-oriented equities and fixed income investments, including DNP. A significant rise in interest rates would likely put downward pressure on both the net asset value and market price of such funds.

Visit us on the Web: You can obtain the most recent shareholder financial reports and distribution information at our website, www.dpimc.com/dnp.

We appreciate your interest in DNP Select Income Fund Inc. and will continue to do our best to be of service to you.

Connie M. Luecke, CFA	David D. Grumhaus, Jr.
Vice President, Chief Investment Officer	President and Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Total Return[1]
For the period indicated through October 31, 2024

	Six Months	One Year	Five Years (annualized)	Ten Years (annualized)
DNP Select Income Fund Inc.
Market Value[2]	14.6%	16.0%	2.1%	7.1%
Net Asset Value (NAV)[3]	20.8%	32.6%	5.6%	7.4%
Composite Index[4]	19.2%	34.4%	6.8%	8.5%
S&P 500® Utilities Index[4]	21.6%	38.6%	7.9%	9.5%
Bloomberg U.S. Utility Bond Index[4]	6.9%	15.6%	-0.3%	2.2%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.

[2]

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of the period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. In addition, when buying or selling stock, it is ordinary to pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, the Fund’s total return net of brokerage expenses would be lower than the total return on market value shown in the table. Source: Administrator of the Fund.

[3]

Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the Fund’s expenses (ratios detailed on page 14 of this report) reduce the Fund’s NAV, they are already reflected in the Fund’s total return on NAV shown in the table. NAV represents the underlying value of the Fund’s net assets, but the market price per share may be higher or lower than NAV. Source: Administrator of the Fund.

[4]

The Composite Index is a composite of the returns of the S&P 500® Utilities Index and the Bloomberg U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. The indices are calculated on a total return basis with dividends reinvested. Indices are unmanaged; their returns do not reflect any fees, expenses or sales charges; and they are not available for direct investment. Performance returns for the S&P 500® Utilities Index and Bloomberg U.S. Utility Bond Index were obtained from Bloomberg LP.

DNP SELECT INCOME FUND INC.

SCHEDULE OF INVESTMENTS

October 31, 2024

Shares	Description	Value

COMMON STOCKS & MLP INTERESTS—110.0%

	∎ ELECTRIC, GAS AND WATER—73.5%
1,650,657	Alliant Energy Corp.(a)	$99,039,420
1,229,716	Ameren Corp.(a)(b)	107,120,561
608,162	American Electric Power Co., Inc.(a)	60,055,997
293,942	American Water Works Co.(a)	40,596,330
627,315	Atmos Energy Corp.(a)	87,058,776
389,700	Black Hills Corp.	23,066,343
3,715,155	CenterPoint Energy, Inc.(a)	109,708,527
1,334,167	CMS Energy Corp.(a)	92,871,365
1,238,640	Dominion Energy, Inc.(a)(b)	73,736,239
615,542	DTE Energy Co.(a)(b)	76,462,627
6,934,037	EDP-Energias de Portugal, S.A. (Portugal)	27,190,826
1,530,055	Emera Inc. (Canada)	57,735,854
5,332,200	Enel S.p.A. (Italy)	40,348,529
534,820	Entergy Corp.(a)	82,779,440
1,548,410	Essential Utilities, Inc.(a)	59,768,626
1,381,702	Evergy, Inc.(a)	83,510,069
482,140	Eversource Energy(a)(b)	31,748,919
1,138,500	FirstEnergy Corp.(a)	47,623,455
981,900	Fortis Inc. (Canada)	42,426,082
3,539,400	Iberdrola, S.A. (Spain)	52,431,428
4,377,587	National Grid plc (United Kingdom)	54,940,737
1,243,797	NextEra Energy, Inc.(a)(b)	98,570,912
2,797,315	NiSource Inc.(a)	98,353,595
779,470	Northwest Natural Holding Co.	30,313,588
1,870,780	OGE Energy Corp.(a)	74,812,492
576,000	ONE Gas, Inc.(a)	41,051,520
2,363,835	PG&E Corp.(a)	47,796,744
624,930	Pinnacle West Capital Corp.(a)	54,875,103
1,705,910	PPL Corp.	55,544,430
938,370	Public Service Enterprise Group Inc.(a)	83,899,662

Shares	Description	Value
1,329,191	Sempra Energy(a)	$110,814,654
616,000	Severn Trent Plc. (United Kingdom)	20,337,456
1,048,771	Southern Co.(a)	95,469,624
776,340	Spire Inc.(a)	49,577,072
1,073,745	WEC Energy Group, Inc.(a)	102,574,860
1,686,151	Xcel Energy Inc.(a)(b)	112,651,748

		2,426,863,610

	∎ OIL & GAS STORAGE, TRANSPORTATION AND PRODUCTION—22.0%
445,000	Cheniere Energy, Inc.(a)	85,164,100
100,000	DT Midstream Inc.	9,015,000
958,145	Enbridge Inc. (Canada)	38,709,058
3,850,062	Energy Transfer Equity LP	63,449,022
1,700,000	Enterprise Products Partners LP	48,722,000
1,000,000	Keyera Corp. (Canada)	30,675,419
1,625,026	Kinder Morgan, Inc.(a)	39,829,387
1,448,852	MPLX LP	64,358,006
600,000	ONEOK, Inc.	58,128,000
1,051,600	Pembina Pipeline Corp. (Canada)	43,943,972
2,014,900	Plains All American Pipeline, LP	32,782,423
250,000	South Bow Corp.	6,240,000
385,000	Targa Resources Corp.	64,279,600
1,250,000	TC Energy Corp. (Canada)	58,137,500
400,000	Western Midstream Partners, LP	15,092,000
1,300,000	The Williams Companies, Inc.	68,081,000

		726,606,487

	∎ TELECOMMUNICATIONS—14.5%
374,650	American Tower Corp.(a)	80,002,761
2,584,500	AT&T Inc.(a)	58,254,630
1,216,375	BCE Inc. (Canada)(a)	39,240,258
730,050	Cellnex Telecom SA (Spain)	26,709,823

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2024

Shares	Description	Value
689,400	Comcast Corp. Class A(a)(b)	$30,106,098
735,895	Crown Castle Inc.(a)(b)	79,101,354
65,143	Equinix, Inc.(a)(b)	59,155,055
2,666,500	Telus Corp. (Canada)	42,103,135
1,339,489	Verizon Communications Inc.(a)	56,432,672
782,200	Vodafone Group Plc ADR (United Kingdom)	7,250,994

		478,356,780

	Total Common Stocks & MLP Interests (Cost $2,699,396,953)	3,631,826,877

Par Value

BONDS—21.3%

	∎ ELECTRIC, GAS AND WATER—11.1%
$6,850,000	AEP Texas Inc.
	5.40%, 6/01/33	6,873,670
7,000,000	Ameren Corp.
	5.70%, 12/01/26	7,132,907
15,000,000	American Electric Power
	5 5/8%, 3/01/33	15,325,208
18,500,000	American Water Capital Corp.
	3.40%, 3/01/25(a)(b)	18,392,488
10,000,000	American Water Capital Corp.
	5.15%, 3/01/34	10,061,586
22,000,000	Arizona Public Service Co.
	6 7/8%, 8/01/36(a)(b)	24,282,365
10,000,000	Berkshire Hathaway Inc.
	8.48%, 9/15/28(a)(b)	11,336,059
9,000,000	CMS Energy Corp.
	3.45%, 8/15/27(a)(b)	8,719,100
8,000,000	Connecticut Light & Power Co.
	3.20%, 3/15/27	7,769,122
10,000,000	DPL Capital Trust II
	8 1/8%, 9/01/31	9,970,500
10,000,000	DTE Electric Co.
	5.10%, 3/1/29	10,083,286

Par Value	Description	Value
$10,500,000	DTE Electric Co.
	5.85%, 6/1/34	$10,920,339
10,000,000	Duke Energy Corp.
	3.15%, 8/15/27(a)(b)	9,605,311
5,000,000	Duke Energy Ohio, Inc.
	3.65%, 2/1/29(a)(b)	4,806,985
15,387,000	Edison International
	4.70%, 8/15/25(a)(b)	15,348,206
5,600,000	Edison International
	4 1/8%, 3/15/28	5,471,190
9,970,000	Entergy Louisiana, LLC
	4.44%, 1/15/26(a)(b)	9,927,761
7,000,000	Entergy Louisiana, LLC
	3.12%, 9/01/27(a)(b)	6,751,941
4,000,000	Entergy Texas, Inc.
	4.00%, 3/30/29	3,894,983
4,000,000	Essential Utilities, Inc.
	3.57%, 5/01/29(a)(b)	3,794,735
10,000,000	Eversource Energy
	4 1/4%, 4/01/29	9,760,323
11,000,000	Florida Power & Light Co.
	5.30%, 6/15/34	11,223,284
18,000,000	Interstate Power & Light
	3 1/4%, 12/01/24	17,971,814
8,500,000	Kentucky Utilities Co.
	5.45%, 4/15/33	8,745,515
5,000,000	Nextera Energy Capital
	4.45% 6/20/25(a)(b)	4,987,573
19,000,000	NiSource Finance Corp.
	3.49%, 5/15/27(a)(b)	18,497,473
5,000,000	Ohio Power Co.
	6.60%, 2/15/33(a)(b)	5,401,706
10,000,000	Progress Energy Inc.
	7 3/4%, 3/01/31	11,439,848
5,000,000	Public Service Electric
	3.00%, 5/15/25	4,954,979
10,000,000	Public Service Electric
	3.00%, 5/15/27(a)(b)	9,652,326
5,000,000	Public Service New Mexico
	3.85%, 8/01/25	4,945,425
7,225,000	Sempra Energy
	5.50%, 8/01/33	7,376,619
16,300,000	Southern Power Co.
	4.15%, 12/01/25(a)(b)	16,166,967

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2024

Par Value	Description	Value
$9,000,000	Southern Power Co.
	5 3/4%, 9/15/33	$9,390,232
8,500,000	Virginia Electric & Power Co.
	3 1/2%, 3/15/27(a)(b)	8,299,742
4,000,000	Virginia Electric & Power Co.
	2 7/8%, 7/15/29	3,697,806
2,880,000	Wisconsin Energy Corp.
	3.55%, 6/15/25(a)(b)	2,852,406
9,000,000	Xcel Energy Inc.
	3.35%, 12/01/26(a)(b)	8,754,805

		364,586,585

	∎ OIL & GAS STORAGE, TRANSPORTATION AND PRODUCTION—6.8%
4,000,000	Conoco Inc.
	6.95%, 4/15/29	4,386,042
20,000,000	Enbridge Inc. (Canada)
	4 1/4%, 12/01/26(a)(b)	19,836,038
5,000,000	Energy Transfer Partners
	9.00%, 11/1/24	5,000,000
3,000,000	Energy Transfer Partners
	4.05%, 3/15/25(a)(b)	2,988,020
8,850,000	Energy Transfer Partners
	8 1/4%, 11/15/29(a)(b)	9,990,687
7,200,000	Energy Transfer Partners
	6.55%, 12/01/33	7,727,358
7,900,000	Energy Transfer Partners
	5.80%, 6/15/38	7,922,539
6,000,000	Enterprise Products Operating LP
	3 1/8%, 7/31/29	5,607,872
8,000,000	Enterprise Products Operating LP
	5.35%, 1/31/33	8,174,082
5,000,000	Kinder Morgan Energy Partners, LP
	7 3/4%, 3/15/32(a)(b)	5,730,827
16,000,000	Kinder Morgan Energy Partners, LP
	5.80%, 3/15/35	16,303,322
8,000,000	MPLX LP
	4 1/4%, 12/01/27	7,872,166

Par Value	Description	Value
$7,000,000	MPLX LP
	4.95%, 9/01/32	$6,840,140
9,000,000	MPLX LP
	5.00%, 3/01/33	8,759,227
11,000,000	ONEOK, Inc.
	5.00%, 3/1/26(a)(b)	11,007,501
11,000,000	ONEOK, Inc.
	6.00%, 6/15/35	11,457,455
7,500,000	ONEOK Partners, LP
	4.90%, 3/15/25(a)(b)	7,498,599
16,000,000	Phillips 66
	3.90%, 3/15/28(a)(b)	15,575,825
10,000,000	Plains All American Pipeline, LP
	4.65%, 10/15/25	9,986,690
20,000,000	Targa Resource Partners
	6 1/2%, 7/15/27(a)(b)	20,182,260
18,500,000	Valero Energy Partners LP
	4 1/2%, 3/15/28(a)(b)	18,327,832
15,000,000	The Williams Companies, Inc.
	5.15%, 3/15/34	14,776,237

		225,950,719

	∎ TELECOMMUNICATIONS—3.4%
5,000,000	American Tower Corp.
	5.80%, 11/15/28	5,164,057
8,000,000	American Tower Corp.
	5.65%, 3/15/33	8,199,338
8,000,000	AT&T Inc.
	2.30%, 6/01/27(a)(b)	7,560,406
5,900,000	Comcast Corp.
	7.05%, 3/15/33(a)(b)	6,722,835
5,000,000	Comcast Corp.
	7 1/8%, 2/15/28	5,364,913
17,000,000	Crown Castle Inc.
	4.45%, 2/15/26(a)(b)	16,925,482
9,000,000	Digital Realty Trust, Inc.
	3.60%, 7/01/29	8,551,626
15,000,000	Koninklijke KPN NV (Netherlands)
	8 3/8%, 10/01/30(a)(b)	17,598,165
10,000,000	Telus Corp.
	2.80% 2/16/27(a)(b)	9,554,937

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2024

Par Value	Description	Value
$15,500,000	Verizon Global Funding Corp.
	7 3/4%, 12/01/30	$17,886,674
7,500,000	Vodafone Group Plc (United Kingdom)
	7 7/8%, 2/15/30	8,582,968

		112,111,401

	Total Bonds (Cost $697,132,947)	702,648,705

Par Value	Description	Value

SHORT-TERM INVESTMENTS—1.4%

	∎ U.S. TREASURY BILLS—1.4%
$23,000,000	4.76%, 11/07/24(c)	$22,982,161
23,000,000	4.60%, 12/05/24(c)	22,900,235

	Total Short-Term Investments (Cost $45,884,230)	45,882,396

TOTAL INVESTMENTS—132.7% (Cost $3,442,414,131)	4,380,357,978

Secured borrowings—(23.4)%	(773,000,000)
Secured notes—(6.1)%	(200,000,000)
Mandatory Redeemable Preferred Shares at liquidation value—(4.0)%	(132,000,000)
Other assets less other liabilities—0.8%	25,079,040

NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$3,300,437,018

(a)	All or a portion of this security has been pledged as collateral for borrowings and made available for loan
(b)	All or a portion of this security has been loaned
(c)	Rate shown represents yield-to-maturity

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3—significant unobservable inputs (including the Investment Adviser’s Valuation Committee’s own assumptions in determining fair value of investments)

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2024

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at October 31, 2024:

	Level 1	Level 2
Common Stocks & MLP Interests	$3,631,826,877	—
Bonds	—	$702,648,705
Short-Term Investments	—	45,882,396

Total	$3,631,826,877	$748,531,101

There were no Level 3 priced securities held at October 31, 2024, and there were no transfers into or out of Level 3 related to securities held at October 31, 2024.

Other information regarding the Fund is available on the Fund’s website at www.dpimc.com/dnp or the Securities and Exchange Commission’s website at www.sec.gov.

SECTOR ALLOCATION*

(Unaudited)

Electric, Gas & Water 64%
Other 1%
Oil & Gas Storage, Transportation and Production 22%
Telecommunications 13%

     ASSET CLASS ALLOCATION*

    (Unaudited)

*	Percentages are based on total investments rather than total net assets applicable to common stock and include securities pledged as collateral for the Fund’s borrowings.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2024

ASSETS:
Investments at value (cost—$3,442,414,131) including $696,199,834 of securities loaned	$4,380,357,978
Cash	23,573,884
Receivables:
Securities sold	17,416,856
Interest	8,873,889
Dividends	6,982,130
Securities lending income	49,892
Prepaid expenses	145,360

Total assets	4,437,399,989

LIABILITIES:
Secured borrowings (Note 7)	773,000,000
Secured notes (net of deferred offering costs of $414,775) (Note 7)	199,585,225
Dividends payable on common stock	24,017,864
Interest payable on secured borrowings (Note 7)-	3,858,558
Investment advisory fee (Note 3)	2,011,698
Interest payable on secured notes (Note 7)	1,663,045
Administrative fee (Note 3)	461,629
Interest payable on mandatory redeemable preferred shares (Note 8)	514,836
Accrued expenses	100,857
Mandatory redeemable preferred shares (liquidation preference $132,000,000, net of deferred offering costs of $250,741) (Note 8)	131,749,259

Total liabilities	1,136,962,971

NET ASSETS APPLICABLE TO COMMON STOCK	$3,300,437,018

CAPITAL:
Common stock ($0.001 par value per share; 450,000,000 shares authorized and 369,505,594 shares issued and outstanding)	$369,506
Additional paid-in capital	$2,455,239,017
Total distributable earnings	844,828,495

Net assets applicable to common stock	$3,300,437,018

NET ASSET VALUE PER SHARE OF COMMON STOCK	$ 8.93

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

STATEMENT OF OPERATIONS

For the year ended October 31, 2024

INVESTMENT INCOME:
Interest	$34,272,739
Dividends (less foreign withholding tax of $3,787,028)	141,238,209
Less return of capital distributions (Note 2)	(20,820,703)
Securities lending income, net	590,180

Total investment income	155,280,425

EXPENSES:
Interest expense and fees on secured borrowings (Note 7)	48,872,710
Investment advisory fees (Note 3)	21,891,700
Interest expense and amortization of deferred offering costs on secured notes (Note 7)	6,241,731
Interest expense and amortization of deferred offering costs on preferred shares (Note 8)	6,215,767
Administrative fees (Note 3)	5,078,340
Reports to shareholders	1,010,200
Custodian fees	582,350
Directors’ fees (Note 3)	549,962
Professional fees	503,550
Transfer agent fees	261,775
Other expenses	654,370

Total expenses	91,862,455

Net investment income	63,417,970

REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	163,640,217
Net change in unrealized appreciation/depreciation on investments and foreign currency translation	616,011,905

Net realized and unrealized gain	779,652,122

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$843,070,092

The accompanying notes are an integral part of the financial statements.

DNP SELECT INCOME FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended October 31, 2024	For the year ended October 31, 2023
OPERATIONS:
Net investment income	$63,417,970	$53,456,691
Net realized gain	163,640,217	148,487,423
Net change in unrealized appreciation/depreciation	616,011,905	(387,862,329)

Net increase (decrease) in net assets applicable to common stock resulting from operations	843,070,092	(185,918,215)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income and capital gains	(218,730,644)	(202,069,923)
Return of capital	(67,022,713)	(77,730,313)

Decrease in net assets from distributions to common stockholders (Note 5)	(285,753,357)	(279,800,236)

CAPITAL STOCK TRANSACTIONS:
Shares issued to common stockholders from dividend reinvestment of 6,969,706 and 5,836,566 shares, respectively	58,892,557	58,863,737
Net proceeds from shares issued through at-the-market offering of 0 and 2,321,422 shares, respectively (Note 9)	(92,487)	24,264,228

Net increase in net assets resulting from capital stock transactions	58,800,070	83,127,965

Total increase (decrease) in net assets	616,116,806	(382,590,486)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of year	2,684,320,213	3,066,910,699

End of year	$3,300,437,018	$2,684,320,213

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

STATEMENT OF CASH FLOWS

For the year ended October 31, 2024

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Net increase in net assets resulting from operations	$843,070,092

Adjustments to reconcile net increase in net assets resulting from operations to cash provided by operating activities:
Purchase of investment securities	(415,532,602)
Proceeds from sales and maturities of investment securities	560,721,632
Net change in short-term investments	(22,789,487)
Net realized gain on investments	(163,640,217)
Net change in unrealized appreciation/depreciation on investments	(615,976,831)
Net amortization and accretion of premiums and discounts on debt securities	294,618
Return of capital distributions on investments	17,524,670
Amortization of deferred offering costs	345,900
Decrease in dividends receivable	2,693,014
Decrease in interest payable on secured borrowings	(308,556)
Increase in prepaid and accrued expenses—net	460,249
Increase in securities lending income receivable	(380)
Increase in interest receivable	(1,412,900)

Cash provided by operating activities	205,449,202

Cash flows provided by (used in) financing activities:
Distributions paid	(285,300,326)
Proceeds from issuance of common stock under dividend reinvestment plan	58,892,557
Offering costs related to at-the-market offering (Note 9)	(92,487)

Cash used in financing activities	(226,500,256)

Net decrease in cash	(21,051,054)

Cash at beginning of year	44,624,938

Cash at end of year	$23,573,884

Supplemental cash flow information:
Cash paid during the year for interest expense	$61,292,865

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the years indicated (excluding supplemental data provided below):

	For the year ended October 31,
PER SHARE DATA:	2024	2023	2022	2021	2020
Net asset value:
Beginning of year	$7.40	$8.65	$9.44	$8.64	$10.50

Net investment income	0.17	0.15	0.20	0.23	0.21
Net realized and unrealized gain (loss)	2.14	(0.62)	(0.21)	1.35	(1.29)

Net increase (decrease) from investment operations applicable to common stock	2.31	(0.47)	(0.01)	1.58	(1.08)

Distributions on common stock:
Net investment income	(0.17)	(0.18)	(0.24)	(0.27)	(0.21)
Net realized gain	(0.43)	(0.38)	(0.41)	(0.39)	(0.44)
Return of capital	(0.18)	(0.22)	(0.13)	(0.12)	(0.13)

Total distributions	(0.78)	(0.78)	(0.78)	(0.78)	(0.78)

Net asset value:
End of year	$8.93	$7.40	$8.65	$9.44	$8.64

Per share market value:
End of year	$9.54	$9.01	$10.65	$10.84	$9.99

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Operating expenses	3.09%	2.88%	1.90%	1.77%	2.01%
Operating expenses, without leverage	1.02%	1.03%	0.98%	1.00%	1.01%
Net investment income	2.13%	1.76%	2.09%	2.49%	2.23%
SUPPLEMENTAL DATA:
Total return on market value(1)	16.03%	(8.50)%	5.83%	17.36%	(15.85)%
Total return on net asset value(1)	32.62%	(6.14)%	(0.63)%	18.70%	(10.57)%
Portfolio turnover rate	10%	7%	9%	12%	9%
Net assets applicable to common stock, end of year (000’s omitted)	$3,300,437	$2,684,320	$3,066,911	$3,243,965	$2,660,567
Borrowings outstanding, end of year (000’s omitted)
Secured borrowings(2)	$773,000	$773,000	$598,000	$598,000	$400,000
Secured notes(2)	200,000	200,000	300,000	300,000	300,000
Total borrowings	$973,000	$973,000	$898,000	$898,000	$700,000
Asset coverage on borrowings(3)	$4,528	$3,894	$4,646	$4,843	$5,229
Preferred stock outstanding, end of year (000’s omitted)(2)	$132,000	$132,000	$207,000	$207,000	$300,000
Asset coverage on preferred stock(4)	$398,682	$342,925	$377,548	$393,571	$366,057
Asset coverage ratio on total leverage (borrowings and preferred stock)(5)	399%	343%	378%	394%	366%

(1)

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each year shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on market value does not reflect the deduction to taxes that a shareholder may pay on fund distributions or the sale of fund shares. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses and taxes are not reflected in the above calculations, your total return net of brokerage and tax expense would be lower than the total return on market value shown in the table. Total return on net asset value uses the same methodology, but with the use of net asset value for beginning, ending and reinvestment values.

(2)	The Fund’s secured borrowings, secured notes and preferred stock are not publicly traded.

(3)

Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at year end divided by the borrowings outstanding at year end, calculated per $1,000 principal amount of borrowing. The secured borrowings and secured notes have equal claims to the assets of the Fund. The rights of debt holders are senior to the rights of the holders of the Fund’s common and preferred stock. The asset coverage disclosed represents the asset coverage for the total debt of the Fund including both the secured borrowings and secured notes.

(4)

Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at year end divided by the borrowings and preferred stock outstanding at year end, calculated per $100,000 liquidation preference per share of preferred stock.

(5)	Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at year end divided by the borrowings and preferred stock outstanding at year end.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2024

Note 1. Organization:

DNP Select Income Fund Inc. (“DNP” or the “Fund”) was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

Note 2. Significant Accounting Policies:

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.

The following are the significant accounting policies of the Fund:

A. Investment Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price or, if there was no sale on the valuation date, then the security is valued at the mean of the bid and ask prices, in each case using valuation data provided by an independent pricing service, and are generally classified as Level 1. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities and are classified as Level 1. If there was no sale on the valuation date, then the security is valued at the mean of the closing bid and ask prices of the exchange representing the principal market for such securities. Debt securities are valued at the mean of the bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair value of such securities and are generally classified as Level 2. The Fund’s Board of Directors has designated the Investment Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. Any securities for which it is determined that market prices are unavailable or inappropriate are fair valued using the Investment Adviser’s Valuation Committee’s own assumptions and are classified as Level 2 or 3 based on the valuation inputs

B. Investment Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Premiums on securities are amortized over the period remaining until first call date, if any, or if none, the remaining life of the security. Discounts are accreted over the remaining life of the security. Discounts and premiums are not amortized or accreted for tax purposes.

The Fund’s investments include master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. Dividend income is recorded using management’s estimate of the percentage of income included in the distributions received from the MLP investments based on their historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of cost of investments (i.e., a return of capital). The actual amounts of income and return of capital components of its

DNP SELECT INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2024

distributions are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the year ended October 31, 2024, 100% of the MLP distributions were treated as a return of capital.

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for Federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State and local tax returns may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

D. Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 3. Agreements and Management Arrangements:

A. Adviser and Administrator: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”) an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), to provide professional investment management services for the Fund and has an Administration Agreement with Robert W. Baird & Co. Incorporated (the “Administrator”) to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of 0.60% of the Average Weekly Managed Assets of the Fund up to $1.5 billion and 0.50% of Average Weekly Managed Assets in excess thereof. The Administrator receives a quarterly fee at annual rates of 0.20% of Average Weekly Managed Assets up to $1 billion, and 0.10% of Average Weekly Managed Assets over $1 billion. For purposes of the foregoing calculations, “Average Weekly Managed Assets” is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B. Directors: The Fund pays each director not affiliated with the Adviser an annual fee. Total fees paid to directors for the year ended October 31, 2024 were $549,962.

DNP SELECT INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2024

Note 4. Investment Transactions:

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2024 were $415,532,602 and $578,138,488, respectively.

Note 5. Distributions and Tax Information:

At October 31, 2024, the approximate federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$3,418,906,915	$1,118,724,931	$(157,273,867)	$961,451,064

At October 31, 2024, the Fund had capital loss carryovers available to offset future realized gains, if any, to the extent permitted by the Code. These capital loss carryovers were acquired from Duff & Phelps Utility and Corporate Bond Trust (“DUC”) in its merger with and into the Fund. Net capital losses are carried forward without expiration and generally retain their short-term and long-term character as applicable. Long-term capital loss carryovers of approximately $3,124,855 are expected to be utilized during the year ended October 31, 2024. Approximately $44,983,734 of long-term capital loss carryover are available for future use.

The Fund declares and pays monthly dividends on its common shares of a stated amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level (a Managed Distribution Plan) consistent with the Fund’s primary investment objective of current income. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital in order to maintain the $0.065 per common share distribution level. The character of distributions is determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

The tax character of distributions paid to common shareholders during the years ended October 31, 2024 and 2023 was as follows:

	10/31/24	10/31/23
Distributions paid from:
Ordinary income	$62,926,045	$65,892,791
Long-term capital gains	155,351,568	135,646,863
Return of capital	67,022,713	77,730,313

Total distributions	$285,300,326	$279,269,967

DNP SELECT INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2024

At October 31, 2024, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$961,437,185
Tax capital loss carryovers	(44,983,734)
Other ordinary timing differences	(71,624,956)

$844,828,495

Note 6. Reclassification of Capital Accounts:

Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions. These adjustments have no impact on net assets or net asset value per share of the Fund. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future. The reclassifications at October 31, 2024 primarily relate to premium amortization and the Fund’s investment in MLPs and the recharacterization of MLP gains and distributions.

Note 7. Debt Financing:

The Fund has a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash up to a limit of $773,000,000. The Fund has also issued secured notes (the “Notes”). The Facility and Notes rank pari passu with each other and are senior, with priority in all respects to the outstanding common and preferred stock as to the payment of dividends and with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Key information regarding the Facility and Notes is detailed below.

A. Borrowings Under the Facility: Borrowings under the Facility are collateralized by certain assets of the Fund (the “Hypothecated Securities”). The Fund expressly grants the Bank the right to re-register the Hypothecated Securities in its own name or in another name other than the Fund’s and to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Hypothecated Securities. Interest is charged at daily Secured Overnight Financing Rate (“SOFR”) plus an additional percentage rate of 0.95% on the amount borrowed. The Bank has the ability to require repayment of the Facility upon 179 days’ notice or following an event of default. For the year ended October 31, 2024, the average daily borrowings under the Facility and the weighted daily average interest rate were $773,000,000 and 6.22%, respectively. As of October 31, 2024, the amount of such outstanding borrowings was $773,000,000 and the applicable interest rate was 5.76%.

The Bank has the ability to borrow the Hypothecated Securities (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with any borrowing of Rehypothecated Securities. The fee is computed daily based on a percentage of the difference between the fair market rate as determined by the Bank and the Fed Funds Open rate and is paid monthly. The Fund can designate any Hypothecated Security as ineligible for rehypothecation and can recall any Rehypothecated Security at any time and if the Bank fails to

DNP SELECT INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2024

return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery. In the event the Bank does not return the security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Facility. The Fund is entitled to receive an amount equal to any and all interest, dividends or distributions paid or distributed with respect to any Hypothecated Security on the payment date. At October 31, 2024, Hypothecated Securities under the Facility had a market value of $2,475,459,884 and Rehypothecated Securities had a market value of $696,199,834. If at the close of any business day, the value of all outstanding Rehypothecated Securities exceeds the value of the Fund’s borrowings, the Bank shall promptly, at its option, either reduce the amount of the outstanding Rehypothecated Securities or deliver an amount of cash at least equal to the excess amount.

B. Notes: The Fund has issued and outstanding one series of fixed-rate Notes. The Notes are secured by a lien on all assets of the Fund of every kind, including all securities and all other investment property, equal and ratable with the liens securing the Facility. The Notes are not listed on any exchange or automated quotation system.

At October 31, 2024 the key terms of the Series B Secured Notes are as follows:

Series	Amount	Rate	Maturity	Estimated Fair Value
B	$200,000,000	3.00%	7/22/26	$192,460,000

The Fund incurred costs in connection with the issuance of the Notes. These costs were recorded as a deferred charge and are being amortized over the life of the Notes. Amortization of these offering costs of $241,732 is included under the caption “Interest expense and amortization of deferred offering costs on secured notes” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the Notes under the caption “Secured notes” on the Statement of Assets and Liabilities.

Holders of the Notes are entitled to receive semi-annual interest payments until maturity. The Notes accrue interest at the annual fixed rate indicated above. The Notes are subject to optional and mandatory redemption in certain circumstances and subject to certain prepayment penalties and premiums.

The estimated fair value of the Notes was calculated, for disclosure purposes, based on estimated market yields and credit spreads for comparable instruments or representative indices with similar maturity, terms and structure. The Notes are categorized as Level 2 within the fair value hierarchy.

Note 8. Mandatory Redeemable Preferred Shares:

The Fund has issued and outstanding one series of Mandatory Redeemable Preferred Shares (“MRP Shares”) with a liquidation preference of $100,000 per share.

DNP SELECT INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2024

At October 31, 2024, key terms of the Series E MRP Shares are as follows:

Series	Shares Outstanding	Liquidation Preference	Quarterly Rate Reset	Rate	Weighted Average Daily Rate	Mandatory Redemption Date	Estimated Fair Value
E	1,320	$132,000,000	Fixed Rate	4.63%	4.63%	4/1/2027	$128,000,400

The Fund incurred costs in connection with the issuance of the MRP Shares. These costs were recorded as a deferred charge and are being amortized over the life of the MRP Shares. Amortization of these deferred offering costs of $104,167 is included under the caption “Interest expense and amortization of deferred offering costs on preferred shares” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the MRP Shares under the caption “Mandatory redeemable preferred shares” on the Statement of Assets and Liabilities.

Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date which is the last day of each of March, June, September and December.

MRP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium (which varies based on the date of redemption). The MRP Shares are not listed on any exchange or automated quotation system. The MRP Shares are categorized as Level 2 within the fair value hierarchy. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders and could trigger the mandatory redemption of the MRP Shares at liquidation value.

In general, the holders of the MRP Shares and of the Common Stock have equal voting rights of one vote per share. The holders of the MRP Shares are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the MRP Shares and the Common Stock.

Note 9. Offering of Shares of Common Stock:

The Fund had a shelf registration statement allowing for an offering of up to $126,843,417 of common stock. The shares of common stock were offered and sold directly to purchasers, through at-the-market offerings using an equity distribution agent, or through a combination of these methods. The Fund entered into an agreement with Wells Fargo Securities, LLC to act as the Fund’s equity distribution agent. The Fund incurred costs in connection with this offering of common stock. These costs were recorded as a deferred charge and were amortized as shares of common stock were sold. Unamortized costs associated with this offering of $92,487 were fully expensed at the time of the offering’s expiration. This offering expired August 5, 2024 and no shares of common stock were sold via this offering during the year ended October 31, 2024.

DNP SELECT INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2024

Note 10. Indemnifications:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements, other than the matter disclosed below.

At its Board of Directors meeting held December 11, 2024, the Board approved an administration services contract with Virtus Fund Services, LLC (“VFS”), an indirect, wholly owned subsidiary of Virtus, for the one year period beginning March 1, 2025. On that date, VFS will assume the responsibilities currently performed by Robert W. Baird & Co. Incorporated as Administrator.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of DNP Select Income Fund Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DNP Select Income Fund Inc. (the “Fund”), including the schedule of investments, as of October 31, 2024, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Duff & Phelps Investment Management Co. investment companies since 1991.

Chicago, Illinois

December 13, 2024

TAX INFORMATION (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2025, the Fund will make available the tax status of all distributions paid for the calendar year 2024. Shareholders should consult their tax advisors. With respect to distributions paid during the fiscal year ended October 31, 2024, the Fund designates the following amounts (or if subsequently determined to be different, the maximum amount allowable):

Qualified Dividend Income % (for non-corporate shareholders)	100%
Dividends Received Deduction % (for corporate shareholders)	100%
Long-Term Capital Gain Distributions in thousands ($)	$159,701

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

The Fund’s Board of Directors has adopted proxy voting policies and procedures. These proxy voting policies and procedures may be changed at any time by the Fund’s Board of Directors.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website www.dpimc.com/dnp or on the SEC’s website www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website at www.dpimc.com/dnp or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters (January 31 and July 31) as an exhibit to Form NPORT-P. The Fund’s Form NPORT-P is available on the SEC’s website at www.sec.gov. In addition, the Fund’s schedule of portfolio holdings is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website at www.dpimc.com/dnp.

ADDITIONAL INFORMATION (Unaudited)

Since October 31, 2023: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the fund; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Additional information relating to the Fund’s directors and officers, and any other information found elsewhere in this Annual Report, may be requested by contacting the Fund at the address provided on the back of this report.

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)

Investment Objective: The Fund’s primary investment objectives are current income and long-term growth of income. Capital appreciation is a secondary objective.

Principal Strategies: The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of equity and fixed income securities of companies in the public utilities industry. Under normal market conditions, more than 65% of the Fund’s total assets will be invested in securities of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telephone services.

The Fund’s policy of concentrating its investments in the utilities industry has been developed to take advantage of the characteristics of securities of companies in that industry. Historically, securities of companies in the public utilities industry have tended to produce current income and long-term growth of income for their holders. They are well suited to the Fund’s primary investment objectives.

Principal Risks:

Equity Securities Risk: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by a fund goes down, the value of the fund’s shares will be affected.

Industry/Sector Concentration Risk: The Fund invests a significant portion of its total assets in securities of public utility companies. The value of the investments of a fund that focuses its investments in a particular industry or market sector will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the Fund as compared with a fund that does not have its holdings concentrated in a particular industry or market sector. Events negatively affecting the industries or market sectors in which the Fund has invested are therefore likely to cause the value of the Fund’s shares to decrease, perhaps significantly.

Utilities Industry Risk: Risks that are intrinsic to public utility companies include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased costs and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas and other fuels, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials, the disposal of radioactive wastes, shutdown of facilities or release of radiation resulting from catastrophic events, disallowance of costs by regulators which may reduce profitability, and changes in market structure that increase competition. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time.

Credit & Interest Rate Risk: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign Investing Risk: Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

MLP Risk: An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, inadequate supply of external capital, and conflicts of interest with the general partner. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect the price of the MLP units.

Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

Leverage Risk: The Fund employs leverage through preferred stock, secured notes and a line of credit. While this leverage often serves to increase yield, it also subjects the Fund to increased risks. These risks may include the likelihood of increased price and NAV volatility and the possibility that the Fund’s common stock income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises. The use of leverage is premised upon the expectation that the cost of leverage will be lower than the return on the investments made with the proceeds. However, if the income or capital appreciation from the securities purchased from such proceeds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return to common stockholders will be less than if the leverage had not been used. There can be no assurance that a leverage strategy will be successful during any period in which it is employed.

Market Volatility Risk: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.

Instability in the financial markets may expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude the Fund’s ability to achieve its investment objective. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, hampering the ability of the Fund’s portfolio managers to invest the Fund’s assets as intended.

Management Risk: The Fund is subject to management risk because it is an actively managed investment portfolio with broad investment mandates. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results

Prepayment/Call Risk: Issuers may prepay or call their fixed rate obligation when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates and the Fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.

U.S. Government Securities Risk: U.S. Government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the full faith and credit of the United States. Any guarantee on U.S. Government securities does not apply to the value of the Fund’s shares.

Closed-End Fund Risk: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.

Distribution Risk: In February 2007, the Board adopted a Managed Distribution Plan (the “Plan”) for the Fund. The Plan provides for the continuation of the 6.5 cents per share monthly distribution. While the adoption of the Plan does not in any way constitute a guarantee that the Fund will maintain at least a 6.5 cents per share monthly distribution, it does indicate that the Fund currently intends to use long-term capital gains and/or return of capital, if necessary, to maintain that distribution rate. The Board may amend, suspend or terminate the Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders, in which case the 6.5 cents per share monthly distribution might not be maintained.

No Guarantee: There is no guarantee that the portfolio will meet its objectives.

INFORMATION ABOUT DIRECTORS AND OFFICERS OF THE FUND (Unaudited)

Set forth below are the names and certain biographical information about the directors of the Fund. Directors are divided into three classes and are elected to serve staggered three-year terms. All of the directors are elected by the holders of the Fund’s common stock, except for Mr. Burke and Ms. McNamara, who were elected by the holders of the Fund’s preferred stock. All of the current directors of the Fund, with the exception of Mr. Aylward, are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the 1940 Act. Mr. Aylward is an “interested person” of the Fund by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc., the ultimate parent company of the Adviser and various positions with its affiliates. The term “Fund Complex” refers to the Fund and all the other investment companies advised by affiliates of Virtus.

The address for all directors is c/o Duff & Phelps Investment Management Co., 10 South Wacker Drive, Suite 1900, Chicago, Illinois 60606. All of the Fund’s directors currently serve on the Board of Directors of two other registered closed-end investment companies that are advised by Duff & Phelps Investment Management Co.: Duff & Phelps Utility and Infrastructure Fund Inc. (“DPG”) and DTF Tax-Free Income 2028 Term Fund Inc. (“DTF”).

DIRECTORS OF THE FUND (Unaudited)

Name and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Independent Directors

Donald C. Burke Age: 64	Director	Term expires 2027; Director since 2014	Private investor since 2009; President and Chief Executive Officer, Blackrock U.S. Funds 2007–2009; Managing Director, Blackrock, Inc. 2006-2009; Managing Director, Merrill Lynch Investment Managers 1990-2006	93	Director, Avista Corp. (energy company); Director, DUC 2014-2021; Trustee, Goldman Sachs Fund Complex 2010-2014; Director, BlackRock Luxembourg and Cayman Funds 2006-2010

Mareilé B Cusack Age: 66	Director	Term expires 2026; Director since 2023	General Counsel, Ariel Investments, LLC (registered investment adviser) 2008-2023 (Chief Privacy Officer 2019-2023, Senior Vice President 2012-2023, Anti-Money Laundering Officer 2010-2023 and Vice President 2007-2012); Vice President, Ariel Investment Trust (mutual fund complex) 2008-2023 (Anti-Money Laundering Officer 2010-2023, Secretary 2014-2023 and Assistant	3

Name and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
			Secretary 2008-2014); Vice President, General Counsel, Secretary and Anti-Money Laundering Officer, Ariel Distributors, LLC (registered broker-dealer) 2008-2023; Vice President and General Counsel, Ariel Alternatives, LLC (registered investment adviser), Project Black Management Co. (relying adviser) and Ariel GP Holdco, management member to Project Black, LP (private fund) 2021-2023; Vice President and Associate General Counsel, Chicago Stock Exchange March-October 2007 (Chief Enforcement Counsel 2004-2007); Chief Legal Officer, Illinois Gaming Board 1995-2001; Branch Chief, Branch of Interpretations and Small Offering Issuers, Chicago Regional Office, U.S. Securities and Exchange Commission 1991-1995 (Staff Attorney, Enforcement Division 1988-1991)

Philip R. McLoughlin Age: 78	Director	Term expires 2025; Director since 2009	Private investor since 2010	93	Director, DUC 1996-2021; Chairman of the Board, Lazard World Trust Fund (closed-end fund) 2010-2019 (Director 1991-2019)

Geraldine M. McNamara Age: 73	Director	Term expires 2026; Director since 2009	Private investor since 2006; Managing Director, U.S. Trust Company of New York 1982-2006	93	Director, DUC 2003-2021

Eileen A. Moran Age: 70	Director and Vice Chair of the Board	Term expires 2027; Director since 2008	Private investor since 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990-2011	3	Director, DUC 1996-2021

Name and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director

David J. Vitale Age: 78	Director and Chair of the Board	Term expires 2025; Director since 2000	Chair of the Board of the Fund and DTF since 2009 and DPG since 2011; Advisor, Ariel Investments, LLC 2019-2021; President, Chicago Board of Education 2011-2015; Senior Advisor to the CEO, Chicago Public Schools 2007-2008 (Chief Administrative Officer 2003-2007); President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. 2001-2002; Vice Chairman and Director, Bank One Corporation 1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago 1995-1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago 1993-1998 (Director 1992-1998; Executive Vice President 1986-1993)	3	Director, Ariel Alternatives, LLC; Director United Airlines Holdings, Inc. (airline holding company) 2006- 2022; Director Ariel Investments, LLC 2001–2021; Director, Wheels, Inc. (automobile fleet management) 2001-2021; Director, DUC 2005-2021; Chairman, Urban Partnership Bank 2010-2019
Interested Director

George R. Aylward Age: 60	Director	Term expires 2025; Director since September 2024	Director. President and Chief Executive Officer (since 2008) Virtus Investment Partners. Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates since 2005	103

OFFICERS OF THE FUND (Unaudited)

The officers of the Fund are elected annually by the board of directors of the Fund and serve until their respective successors are chosen and qualified. The officers receive no compensation from the Fund, but are also officers of the Fund’s investment adviser or the Fund’s administrator and receive compensation in such capacities. The address for all officers listed below is c/o Duff & Phelps Investment Management Co., 10 South Wacker Drive, Suite 1900, Chicago, Illinois 60606, except as noted.

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

David D. Grumhaus, Jr. Age 58	President and Chief Executive Officer since 2021	President and Chief Investment Officer of the Adviser since 2021 (Co-Chief Investment Officer 2020; Senior Portfolio Manager 2014-2020)

W. Patrick Bradley, CPA Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 52	Vice President and Assistant Treasurer since December 2024	Executive Vice President, Fund Services since 2016 (Senior Vice President, Fund Services 2010-2016) and various officer positions since 2004, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director since 2023, Stone Harbor Investment Funds plc and Stone Harbor Global Funds plc; Director since 2019, Virtus Global Funds ICAV; Director since 2013, Virtus Global Funds, plc; various officer positions since 2006 of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Member since 2022, BNY Mellon Asset Servicing Client Advisory Board

Kathleen L. Heygi Age 57	Chief Compliance Officer since 2022	Managing Director and Chief Compliance Officer of the Adviser since 2022; Senior Compliance Officer, William Blair & Company, L.L.C. 2010-2022

Connie M. Luecke, CFA Age: 66	Vice President and Chief Investment Officer since 2018	Senior Managing Director of the Adviser since 2015 (Senior Vice President 1998-2014; Managing Director 1996-1998; various positions with an Adviser affiliate 1992-1995); Portfolio Manager, Virtus Total Return Fund Inc. since 2011; Portfolio Manager, Virtus Duff & Phelps Global Infrastructure Fund since 2004

Alan M. Meder, CFA, CPA Age: 65	Treasurer, Principal Financial and Accounting Officer and Assistant Secretary since 2011 (Assistant Treasurer 2010-2011)	Chief Risk Officer of the Adviser since 2001 and Senior Managing Director since 2014 (Senior Vice President 1994-2014); Treasurer, DUC 2000-2021 and Principal Financial and Accounting Officer and Assistant Secretary 2002-2021

Daniel J. Petrisko, CFA Age: 64	Executive Vice President since 2021 and Assistant Secretary since 2015 (Senior Vice President 2017–2021; Vice President 2015-2016)	Executive Managing Director of the Adviser since 2017 (Senior Managing Director 2014-2017; Senior Vice President 1997–2014; Vice President 1995 – 1997); Chief Investment Officer, DUC 2004-2021, Senior Vice President 2017-2021 and Assistant Secretary 2015-2021 (Vice President 2000-2016; Portfolio Manager 2002-2004)

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Timothy P. Riordan Robert W. Baird & Co. Incorporated 500 West Jefferson Street Louisville, KY 40202 Age: 60	Vice President since 2023	Senior Vice President, Fund Administration, Robert W. Baird & Co Incorporated since 2019; Senior Vice President, J.J.B. Hilliard, W.L. Lyons LLC 2018-2019 (Vice President 1998-2018)

Kathryn L. Santoro Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 50	Secretary of DNP, DPG and DTF since June 2024	Vice President and Senior Attorney, Virtus Investment Partners, Inc. since 2024; various officer positions of registered funds advised by subsidiaries of Virtus Investment Partners, Inc. since 2024; Vice President, General Counsel, and Secretary, Anuvu Corp. 2021-2023; Managing Counsel, Janus Henderson Investors and various officer positions of registered funds advised by Janus Henderson Investors 2016-2020

Nikita K. Thaker, CPA Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 46	Vice President and Assistant Treasurer since December 2024	Vice President and Closed-End Fund Controller, Virtus Investment Partners, Inc. since 2021 (Assistant Vice President—Mutual Fund Accounting & Reporting, 2015 to 2021; Director 2011-2015); various officer positions, Virtus Investment Partners, Inc. and/or certain of its subsidiaries since 2015; Vice President, Controller and Assistant Treasurer, Virtus Closed-End Funds and Virtus Closed-End Funds II since 2021 (Assistant Treasurer 2017-2021)

Dianna P. Wengler Robert W. Baird & Co. Incorporated 500 West Jefferson Street Louisville, KY 40202 Age: 64	Vice President since 2006 and Assistant Secretary since 1988 (Assistant Vice President 2004-2006)	Senior Vice President and Director-Fund Administration, Robert W. Baird & Co. Incorporated since 2019; Senior Vice President, J.J.B. Hilliard, W.L. Lyons, LLC 2016-2019 (Vice President 1990-2015); Vice President and Assistant Secretary, DUC 2014-2021

DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

DNP Select Income Fund Inc. (the “Fund”) maintains a Distribution Reinvestment and Cash Purchase Plan (the “plan”). Under the plan, shareholders may elect to have all distributions paid on their common stock automatically reinvested by Computershare Inc. (the “Agent”) as plan agent for shareholders, in additional shares of common stock of the Fund. Only registered shareholders may participate in the plan. The plan permits a nominee, other than a depository, to participate on behalf of those beneficial owners for whom it is holding shares who elect to participate. However, some nominees may not permit a beneficial owner to participate without transferring the shares into the owner’s name. Shareholders who do not elect to participate in the plan will receive all distributions in cash paid by check mailed directly to the shareholder (or, if the shareholder’s shares are held in street or other nominee name, then to such shareholder’s nominee) by the Agent as dividend disbursing agent. Registered shareholders may also elect to have cash dividends deposited directly into their bank accounts.

When a distribution is reinvested under the plan, the number of shares of common stock equivalent to the cash dividend or distribution is determined as follows:

(i) If the current market price of the shares equals or exceeds their net asset value, the Fund will issue new shares to the plan at the greater of current net asset value or 95% of the then current market price, without any per share fees (or equivalent purchase costs).

(ii) If the current market price of the shares is less than their net asset value, the Agent will receive the distributions in cash and will purchase the reinvestment shares in the open market or in private purchases for the participants’ accounts. Each participant will pay a per share fee, (or equivalent purchase costs) incurred in connection with such purchases. Purchases are made through a broker selected by the Agent that may be an affiliate of the Agent. Shares are allocated to the accounts of the respective participants at the average price per share, plus per share fees paid by the Agent for all shares purchased by it in reinvestment of the distribution(s) paid on a particular day and in concurrent purchases of shares for voluntary additional share investment.

The time of valuation is the close of trading on the New York Stock Exchange on the most recent day preceding the date of payment of the distribution on which that exchange is open for trading. As of that time, the Fund’s administrator compares the net asset value per share as of the time of the close of trading on the New York Stock Exchange, and determines which of the alternative procedures described above are to be followed.

The reinvestment shares are credited to the participant’s plan account in the Fund’s stock records maintained by the Agent, including a fractional share to six decimal places. The Agent sends to each participant a written statement of all transactions in the participant’s share account, including information that the participant will need for income tax records. Shares held in the participant’s plan account have full distribution and voting rights. Distributions paid on shares held in the participant’s plan account will also be reinvested.

The cost of administering the plan is borne by the Fund. There is no brokerage commission on shares issued directly by the Fund. However, participants do pay a per share fee incurred in connection with purchases by the Agent for reinvestment of distributions and voluntary cash payments.

The automatic reinvestment of distributions does not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Plan participants may purchase additional shares of common stock through the plan by delivering to the Agent a check (or authorizing an electronic fund transfer) for at least $100, but not more than $5,000, in any month. The Agent will use such funds to purchase shares in the open market or in private transactions.

The purchase price of such shares may be more than or less than net asset value per share. The Fund will not issue new shares or supply treasury shares for such voluntary additional share investment. Purchases will be made commencing with the time of the first distribution payment after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the distribution. Shares will be allocated to the accounts of participants purchasing additional shares at the weighted average price per share, plus a service charge imposed by the Agent and a per share fee paid by the Agent for all shares purchased by it, including for reinvestment of distributions. Funds sent to the Agent for voluntary additional share investment may be recalled by the participant by telephone, internet or written notice received by the Agent not later than three business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Agent for subsequent investment. Participants will not receive interest on voluntary additional funds held by the Agent pending investment.

A shareholder may leave the plan at any time by telephone, Internet or written notice to the Agent. If your letter of termination is received by the Agent after the record date for a distribution, it may not be effective until the next distribution. Upon discontinuing your participation, you will have two choices (i) if you so request by telephone, through the Internet or in writing, the Agent will sell your shares and send you a check for the net proceeds after deducting the Agent’s sales fees (currently $5.00) and any per share fee (currently $0.04) or (ii) if you so request by telephone, through the Internet or in writing, you will receive from the Agent a certificate for the number of whole non-certificated shares in your share account, and a check in payment of the value of a fractional share, less applicable fees. If and when it should be determined that the only balance remaining in your plan account is a fraction of a single share, your participation may be deemed to have terminated, and the Agent will mail you a check for the value of your fractional share less applicable fees, determined as in the case of other terminations.

The Fund may change, suspend or terminate the plan at any time, and will promptly mail a notice of such action to the participants at their last address of record with the Agent.

For more information regarding, and an authorization form for, the plan, please contact the Agent at 1-877-381-2537 or on the Agent’s website, www.computershare.com/investor.

Information on the plan is also available on the Fund’s website at www.dpimc.com/dnp.

Board of Directors

DAVID J. VITALE

Chair

EILEEN A. MORAN

Vice Chair

GEORGE R. AYLWARD

DONALD C. BURKE

MAREILÉ B. CUSACK

PHILIP R. MCLOUGHLIN

GERALDINE M. MCNAMARA

Officers

DAVID D. GRUMHAUS, JR.

President and Chief Executive Officer

DANIEL J. PETRISKO, CFA

Executive Vice President and Assistant Secretary

CONNIE M. LUECKE, CFA

Vice President and Chief Investment Officer

ALAN M. MEDER, CFA, CPA

Treasurer and Assistant Secretary

KATHLEEN L. HEGYI

Chief Compliance Officer

KATHRYN L. SANTORO

Secretary

DIANNA P. WENGLER

Vice President and Assistant Secretary

W. PATRICK BRADLEY, CPA

Vice President and Assistant Treasurer

NIKITA K. THAKER, CPA

Vice President and Assistant Treasurer

TIMOTHY P. RIORDAN

Vice President

DNP Select Income Fund Inc.

Common stock listed on the New York Stock Exchange under the symbol DNP

Shareholder inquiries please contact:

Transfer Agent and Dividend Disbursing Agent

Computershare

P.O. Box 43078

Providence, RI 02940-3078

(877) 381-2537

Investment Adviser

Duff & Phelps Investment

Management Co.

10 South Wacker Drive, Suite 1900

Chicago, IL 60606

(312) 368-5510

Administrator

Robert W. Baird & Co. Incorporated

500 West Jefferson Street

Louisville, KY 40202

(833) 604-3163

Custodian

The Bank of New York Mellon

Legal Counsel

Mayer Brown LLP

Independent Registered Public Accounting Firm

Ernst & Young LLP

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). The registrant’s principal financial officer also performs the functions of principal accounting officer.

The text of the registrant’s Code of Ethics is posted on the registrant’s web site at www.dpimc.com/dnp. In the event that the registrant makes any amendment to or grants any waiver from the provisions of its Code of Ethics, the registrant intends to disclose such amendment or waiver on its web site within five business days.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that three members of its audit committee: Donald C. Burke, Philip R. McLoughlin and David J. Vitale, are audit committee financial experts and that each of them is “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant, Ernst & Young LLP, an independent registered public accounting firm (the “Independent Auditor”).

		Fiscal year ended October 31, 2024	Fiscal year ended October 31, 2023
(a)	Audit Fees (1)	$69,015	$86,515
(b)	Audit-Related Fees (2)(6)	0	0
(c)	Tax Fees (3)(6)	21,186	21,186
(d)	All Other Fees (4)(6)	0	0
Aggregate Non-Audit Fees (5)(6)		21,186	21,186

(1)

Audit Fees are fees billed for professional services rendered by the Independent Auditor for the audit of the registrant’s annual financial statements and for the services that are normally provided by the Independent Auditor in connection with the statutory and regulatory filings or engagements. For the fiscal year ended 2023, such fees included $17,500 for services rendered in connection with the registrant’s registration statement for its public offering.

(2)

Audit-Related Fees are billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees”.

(3)

Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In both periods shown in the table, such services consisted of preparation of the registrant’s annual federal and state income tax returns and excise tax returns.

(4)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.
(5)

Aggregate Non-Audit Fees are non-audit fees billed by the Independent Auditor for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). During both periods shown in the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.
(6)

No portion of these fees was approved by the registrant’s audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the Securities Exchange Act of 1934 (the ‘Exchange Act”) and applicable regulations.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph(c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee of the Board of Directors of DNP Select Income Fund Inc. (the “Fund”) has adopted policies and procedures for the pre-approval of services provided by Ernst & Young LLP (the “Policy”).

Under the Policy, the Audit Committee identifies certain audit, audit-related, and tax services, which the Audit Committee may pre-approve on a general basis (i.e., without case-by-case consideration) (“general pre-approval”). Additionally, the Audit Committee may grant general pre-approval to certain non-audit services identified in the Policy provided to the Fund or its affiliates that relate directly to the operations and financial reporting of the Fund, so long as the Audit Committee believes such services are (a) consistent with the SEC’s auditor independence rules, and (b) routine and recurring services that will not impair the independence of the independent auditors. In addition to the foregoing, the Audit Committee must pre-approve, on a case-by-case basis (“specific pre-approval”) (1) annual audit services engagement terms and fees, (2) any audit-related services not subject to general pre-approval in the Policy, (3) tax services related to large and complex transactions, and (4) any other non-audit services not subject to general pre-approval in the Policy.

The Audit Committee has determined that the Chair of the Audit Committee may provide specific pre-approval for such services that meet the above requirements but are not included in the general pre-approval in the event such approval is sought between regularly scheduled meetings. The Chair of the Audit Committee will report each service pre-approved by the Chair between meetings of the Audit Committee to the Audit Committee at the next regularly scheduled in-person Audit Committee meeting.

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not Applicable

(j)	Not Applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The members of the committee are Donald C. Burke, Mareilé B. Cusack, Philip R. McLoughlin, Geraldine M. McNamara, Eileen A. Moran and David J. Vitale.

ITEM 6.	INVESTMENTS

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b) Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

(a) Not applicable.

(b) Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

Not applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

DNP SELECT INCOME FUND INC.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

PROXY VOTING POLICIES AND PROCEDURES

As Amended June 9, 2022

I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Duff & Phelps Investment Management Co.

B.	“corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

C.

“Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

D.	“executive compensation matters” refers to stock option plans and other executive compensation issues including votes on “say on pay” and “golden parachutes.”

E.	“Fund” refers to DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc. or DTF Tax-Free Income 2028 Term Fund Inc., as the case may be.

F.	“Investment Company Act” refers to the Investment Company Act of 1940, as amended.

G.	“portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

H.	“Principal Underwriter” refers to Wells Fargo Securities, LLC, solely with respect to DNP Select Income Fund Inc.

I.

“proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy cards, one solicited by management and the others by a dissident or group of dissidents.

J.	“social issues” refers to social, political and environmental

K.	“takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.	Responsibilities of Delegates.

A.

In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.

B.

The Adviser has a Proxy Committee (“Proxy Committee”) that is responsible for establishing policies and procedures designed to enable the Adviser to ethically and effectively discharge its fiduciary obligation to vote all applicable proxies on behalf of all clients. The Adviser also utilizes Institutional Shareholder Services (“ISS”), a qualified, non-affiliated independent third party to serve as the Adviser’s proxy voting agent in the provision of certain administrative, clerical, functional recordkeeping and support services related to the Adviser’s proxy voting processes and procedures.

C.

In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

D.	No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

III.	General policy.

A.

It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

B.

Absent special factors, the policy of the Adviser is to exercise its proxy voting discretion in accordance with ISS guidelines. However, all proposals are individually evaluated by the Proxy Committee, which may determine to vote contrary to an ISS recommendation when it believes that doing so is in the best interest of the Fund.

IV.	Special factors to be considered when voting.

A.	The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

C.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; the strategic plan of the dissident slate and the quality of its critique against management; qualifications of director nominees and any compensatory arrangements (both slates); evaluation of which nominee(s) would be most likely to pursue policies that will have the highest likelihood to maximize the economic interests of shareholders of the Fund; the likelihood that the proposed objectives and goals can be achieved (both slates); and stock ownership positions.

D.

In analyzing contested elections for director, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the company relative to its industry; management’s track record; background of the contested election; the strategic plan of the dissident slate and quality of its critique against management; qualifications of director nominees and compensatory arrangements (both slates); whether the board has a sufficient number of independent directors; evaluation of which nominee(s) would be most likely to pursue policies that will have the highest likelihood to maximize the economic interest of shareholders of the Fund; the likelihood that proposed objectives and goals can be achieved (both slates); and stock ownership positions.

E.	In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as: tax and economic benefits associated with amending an issuer’s state of incorporation; dilution or improved accountability associated with changes in capital structure; management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals; long-term financial performance of the company relative to its industry; and management’s track record.

F.

In analyzing executive compensation matters, the Delegate shall vote on a case-by-case basis, taking into consideration a company’s overall pay program and demonstrated pay-for-performance philosophy, and generally disfavoring such problematic pay practices as (i) repricing or replacing of underwater stock options, (ii) excessive perquisites or tax gross-ups and (iii) change-in-control payments that are excessive or are payable based on a “single trigger” (i.e., without involuntary job loss or substantial diminution of duties). With respect to the advisory vote on the frequency of “say on pay” votes, the Delegate shall vote in favor of an annual frequency for such votes.

G.

In analyzing shareholder proposals involving social issues, the Delegate shall vote on a case-by-case basis. The Proxy Committee shall incorporate environmental, social and governance (“ESG”) issues into its evaluation of ISS recommendations and the Delegate’s voting of proxies generally, consistent with the Adviser’s fiduciary duties and the economic interests of the Fund and its shareholders.

H.

In analyzing shareholder proposals calling for a report on political contributions, the Delegate shall vote on a case-by-case basis, evaluating the quality and sufficiency of the current level of reporting and other disclosures provided by the company.

I.

In analyzing shareholder proposals calling for a report on lobbying activities, the Delegate shall vote on a case-by-case basis, evaluating the quality and sufficiency of the current level of reporting and other disclosures provided by the company.

V.	Conflicts of interest

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Principal Underwriter (if applicable) or any affiliated person of the Fund, the Adviser or the Principal Underwriter (if applicable), on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

C.

The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI.	Miscellaneous.

A.

The following documents shall be kept in an easily accessible place for the period of time required to comply with applicable laws and regulations and shall be available for inspection either physically or through electronic means: (i) a copy of these Policies and Procedures; (ii) the proxy voting records of the Fund, including the items of information required to be set forth in SEC Form N-PX and a description of the basis for each proxy vote in accordance with these Policies and Procedures; (iii) a copy of any document created by the Delegate that was material to deciding how to vote or that memorialized the basis for that decision.

B.

In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

C.

The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act as amended. The Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.

D.

The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted, except that the Fund shall pay the costs associated with any filings required under the Investment Company Act.

E.	In performing its duties hereunder, any Delegate may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate.

F.	These Policies and Procedures shall be presented to the Board of Directors annually for its amendment and/or approval.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

In this Item, the term “Fund” refers to the registrant, DNP Select Income Fund Inc.

The Fund’s Portfolio Managers

A team of investment professionals employed by Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), is responsible for the day-to-day management of the Fund’s portfolio. The members of that investment team and their respective areas of responsibility and expertise, as of December 20, 2024, are as follows:

Connie M. Luecke, CFA, Vice President and Chief Investment Officer of DNP since 2018, has served on the Fund’s portfolio management team since 1998 as the senior telecommunications analyst. She has been a Senior Managing Director of the Adviser since 2015 (Senior Vice President from 1998-2014, Managing Director from 1996 – 1998, and various positions with an Adviser affiliate from 1992 – 1995). Ms. Luecke is founder and senior portfolio manager for the Adviser’s Global Listed Infrastructure strategy.

Daniel J. Petrisko, CFA, has served on the Fund’s portfolio management team since 2004 and has been an Executive Vice President since March 2021 and Assistant Secretary since 2015 (Senior Vice President 2017 – 2020, (Vice President 2015-2017). He has been an Executive Managing Director of the Adviser since March 2017 (Senior Managing Director from 2014- February 2017, Senior Vice President from 1997 – 2014 and Vice President from 1995 – 1997). Mr. Petrisko concentrates his research on fixed-income securities and has investment authority with respect to the Fund’s fixed-income portfolio. He joined the Duff & Phelps organization in 1995 and has served since then in positions of increasing responsibility.

Kyle P. West, CFA, has served on the Fund’s portfolio management team since 2020 and has had primary responsibility for managing the Fund’s midstream energy portfolio since 2020. He has been a Managing Director of the Adviser since 2020 (Director 2013-2020; Assistant Vice President 2008-2013). Previously, he served as a Senior Research Analyst at the Adviser for North American midstream energy and utility companies. He also served as an Institutional Relationship Manager and Product Specialist for the Adviser’s Investment Grade Fixed Income, Large Cap Equity, and Global Listed Infrastructure strategies. He joined the Duff & Phelps organization in 2005 and has served since then in positions of increasing responsibility.

Other Accounts Managed by the Fund’s Portfolio Managers

The following table provides information as of October 31,2024 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund. As noted in the table, portfolio managers of the Fund may also manage or be members of management teams for other mutual funds within the same fund complex or other similar accounts. For purposes of this disclosure, the term “fund complex” includes the Fund and all other investment companies advised by affiliates of Virtus Investment Partners, Inc. (“Virtus”), the Adviser’s ultimate parent company. As of October 31, 2024, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

	Registered Investment Companies (1)		Other Pooled Investment Vehicles (2)		Other Accounts (3)

Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Connie M. Luecke	2	$ 587	2	$270	0	—

Daniel J. Petrisko	1	$ 4	0	—	16	$1,197

Kyle P. West	0	—	0	—	0	—

(1)

Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed- end investment companies.

(2) Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds.

(3) Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

Compensation of the Fund’s Portfolio Managers

The following is a description of the compensation structure, as of October 31, 2024, of the Fund’s portfolio managers. The Investment Adviser is committed to attracting and retaining the highest caliber employees and investment talent. The Investment Adviser’s compensation and benefits program is comprehensive and designed to reward performance and commitment to shareholders. Portfolio managers receive a competitive base salary, an incentive bonus opportunity, and a benefits package.

Following is a more detailed description of the Investment Adviser’s compensation structure:

•

Base Salary - Each individual is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Management uses independent, third-party compensation surveys of the investment industry to evaluate competitive market compensation for its employees.

•

Incentive Bonus - Annual incentive payments for investment personnel are based on targeted compensation levels, adjusted for profitability and investment performance factors, and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, a fund’s performance is generally measured over one-, three-, and five – year periods and an individual manager’s participation is based on the performance of each fund account managed. The short-term incentive payment is generally paid in cash, but a portion may be payable in restricted stock units of Virtus Investment Partners or as deferred cash that appreciates or depreciates in value based on the rate of return of one or more mutual funds managed or advised by the investment professional.

•	Other Benefits – Employees are also eligible to participate in broad-based plans offered by Virtus including 401(k), health, and other employee benefit plans.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach helps ensure that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. The Investment Adviser believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Equity Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of October 31, 2024, by each of the portfolio managers identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Connie M. Luecke	$100,001 - $500,000

Daniel J. Petrisko	$10,001 - $50,000

Kyle P. West	$50,001 - $100,000

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated January 24, 2024) or this Item.

ITEM 16.	CONTROLS AND PROCEDURES

(a)The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the most recent fiscal period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) SECURITIES LENDING ACTIVITIES

Gross income from securities lending activities	$843,114

Fees paid to securities lending agent from a revenue split	$(252,934)

Net income from securities lending activities	$590,180

(b) The registrant does not have a standalone securities lending program. However, the provisions of the registrant’s committed facility agreement with a commercial bank (which is collateralized by certain portfolio securities of the registrant) allow the bank to borrow securities pledged by the registrant and lend them to third parties and affiliates of the bank. The bank shares with the registrant a portion of the revenue it receives from lending those securities. The above-described provisions of the registrant’s committed facility operate in a manner similar to a securities lending program. In connection with those borrowing and lending activities, the bank performs the following services:

•	locating borrowers

•	monitoring daily the value of the loaned securities and collateral (i.e., the collateral posted by the party borrowing the securities, not the registrant’s collateral under the facility)

•	requiring additional collateral as necessary (as above)

•	cash collateral management

•	qualified dividend management

•	negotiation of loan terms

•	selection of securities to be loaned

•	recordkeeping and account servicing

•	monitoring dividend activity and material proxy votes relating to loaned securities, and

•	arranging for return of loaned securities to the registrant at loan termination

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION

Not applicable.

ITEM 19.	EXHIBITS

(a)(1) The registrant’s Code of Ethics is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)(1) There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(3)(2) There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)   Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)   Copies of the Registrant’s notices to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the last six months ended October  31, 2024 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on August 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)	/s/ DAVID D. GRUMHAUS, JR.

David D. Grumhaus, Jr.
President and Chief Executive Officer
(Principal Executive Officer)
Date	December 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ DAVID D. GRUMHAUS, JR.

David D. Grumhaus, Jr.
President and Chief Executive Officer
(Principal Executive Officer)
Date	December 20, 2024

By (Signature and Title)	/s/ ALAN M. MEDER

Alan M. Meder
Treasurer and Assistant Secretary
(Principal Financial and Accounting Officer)
Date	December 20, 2024